SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 1996.

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-8801 NY               11-2578230
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)               File Number)         Identification No.)

400 Rabro Drive East, Hauppauge, New York                 11788
--------------------------------------------------------------------------------
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (516) 582-5900

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

            On September 4, 1996 (the "Closing Date"), Graham-Field Health Products, Inc., a Delaware corporation (the "Registrant"), through its wholly-owned subsidiary, Graham-Field Express (Puerto Rico), Inc. ("GFPR"), a Delaware corporation, acquired substantially all of the assets, including, but not limited to, accounts receivable, inventory, customer lists, dealer lists and advertising materials (the "Assets") of V.C. Medical Distributors Inc. ("V.C. Medical"), a corporation organized under the laws of the commonwealth of Puerto Rico, pursuant to an Asset Purchase Agreement dated as of September 4, 1996 (the "Asset Purchase Agreement"), by and among the Registrant, GFPR and V.C. Medical. The Asset Purchase Agreement contains customary representations and warranties of the parties. Under the terms of the Asset Purchase Agreement, the obligations of V.C. Medical were guaranteed by the former principal of V.C. Medical, Vicente Guzman, Jr., and his wife. In accordance with the terms and provisions of the Asset Purchase Agreement, GFPR acquired the Assets for a purchase price (the "Purchase Price") consisting of (i) $1,703,829.00 in cash, and (ii) the issuance and delivery of 32,787 shares (the "Shares") of common stock, par value $.025 per share, of the Registrant valued at $7.625 per share representing the closing market price of the common stock of the Registrant on the last trading day immediately prior to the Closing Date. In addition, GFPR assumed certain liabilities of V.C. Medical in the approximate amount of $296,721. The Purchase Price is subject to adjustment if the final determination of the closing date net book value (as defined in the Asset Purchase Agreement) of the Assets acquired and liabilities assumed by GFPR is greater than or less than $1,018,406.50. Pursuant to the terms of the Asset Purchase Agreement, in the event the pretax income of the acquired business equals or exceeds $1,000,000 during the twelve (12) months following the closing date, an additional $500,000 in cash will be paid to V.C. Medical. The Shares were delivered to an escrow agent to be held until February 4, 1998, whereupon the Shares will be released to V.C. Medical, subject to any claims for indemnification or purchase price adjustments in favor of GFPR.

            The former principal of V.C. Medical, Vicente Guzman, Jr., entered into a five (5) year employment agreement dated as of September 4, 1996, pursuant to which Mr. Guzman has been appointed the President of GFPR. GFPR will operate under the name "GF Express, Puerto Rico."

            V.C. Medical, a formerly privately-owned company, was a distributor of home healthcare products, generating annual revenues of approximately $5 million.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a) Financial Statements:

                        (a)(1)- Independent Auditor Report for 1994 and 1993.*

                        (a)(2)- Balance Sheet as of December 31, 1994 and 1993.*

                        (a)(3)- Income Statement for the period ending December
                                31, 1994 and 1993.*

                        (a)(4)- Statement of Cash Flow for the period ending
                                December 31, 1994 and 1993.*

                        (a)(5)- Notes to Financial Statements for December 31,
                                1994 and 1993.*

                        (a)(6)- Independent Auditor Report for 1995.*

                        (a)(7)- Balance Sheet as of December 31, 1995.*

                        (a)(8)- Income and Retained Earnings Statement for the
                                period ending December 31, 1995.*

                        (a)(9)- Statement of Cash Flow for the period ending
                                December 31, 1995.*

                       (a)(10)- Notes to Financial Statements for December 31,
                                1995.*

                  (b) Pro-Forma Financial Information and Interim Financial
            Statements.

                        (b)(1)- Pro-Forma Financial Information.

--------
* Such items were previously furnished to the Securities and Exchange Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: September 4, 1996) on September 17, 1996.

                  (c) Exhibits:

                        Exhibit No.   Description

                        2(a) Asset Purchase Agreement** dated as of September 4, 1996, by and among Graham-Field Health Products, Inc. (the "Registrant"), Graham-Field Express
                                      (Puerto Rico), Inc. ("GFPR"), and V.C.
                                      Medical Distributors, Inc. ("V.C.
                                      Medical").***

                        10(a) Escrow Agreement dated as of September 4, 1996, by and among GFPR, V.C. Medical and the Bank & Trust of Puerto Rico.***

                        10(b) Employment Agreement dated as of September 4, 1996, by and between GFPR and Vicente Guzman, Jr.***

                        99(a)         Press Release dated June 28, 1996.***

                        99(b)         Press Release dated September 5, 1996.***

----------
** The Registrant shall furnish all omitted schedules and exhibits to the Asset Purchase Agreement dated as of September 4, 1996, by and among the Registrant, GFPR and V.C. Medical, upon the request of the Securities and Exchange Commission.

*** The Registrant furnished such exhibits to the Securities and Exchange
    Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: September 4, 1996) on September 17, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  November 18, 1996               By:  s/Irwin Selinger
                                           -----------------------------
                                          Irwin Selinger
                                           Chairman of the Board and
                                           Chief Executive Officer

                                 EXHIBIT INDEX

Item No.                          Description                         Page No.
--------                          -----------                         --------

(a)  Financial Statements:


(a)(1)         Independent Auditor Report for 1994 and                    ****
               1993.

(a)(2)         Balance Sheet as of December 31, 1994 and                  ****
               1993.

(a)(3)         Income Statement for the period ending                     ****
               December 31, 1994 and 1993.

(a)(4)         Statement of Cash Flow for the period                      ****
               ending December 31, 1994 and 1993.

(a)(5)         Notes to Financial Statements for December                 ****
               31, 1994 and 1993.

(a)(6)         Independent Auditor Report for 1995.                       ****

(a)(7)         Balance Sheet as of December 31, 1995.                     ****

(a)(8)         Income and Retained Earnings Statement for                 ****
               the period ending December 31, 1995.

(a)(9)         Statement of Cash Flow for the period                      ****
               ending December 31, 1995.

(a)(10)        Notes to Financial Statements for December                 ****
               31, 1995.

(b)  Pro-Forma Financial Information and Interim Financial
Statements:

(b)(1)         Pro-Forma Financial Information.

----------
**** The Registrant furnished such exhibits to the Securities and Exchange Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: September 4, 1996) on September 17, 1996.

Item No.                          Description                         Page No.
--------                          -----------                         --------

(c) Exhibits:

2(a)           Asset Purchase Agreement dated as of                       ****
               September 4, 1996, by and among Graham-
               Field Health Products, Inc. (the
               "Registrant"), Graham-Field Express
               (Puerto Rico), Inc. ("GFPR"), and V.C.
               Medical Distributors, Inc. ("V.C.
               Medical").

10(a)          Escrow Agreement dated as of September 4,                  ****
               1996, by and among GFPR, V.C. Medical and Bank & Trust of Puerto Rico.

10(b)          Employment Agreement dated as of September                 ****
               4, 1996, by and between GFPR and Vicente
               Guzman, Jr.

99(a)          Press Release dated June 28, 1996.                         ****

99(b)          Press Release dated September 5, 1996.                     ****

----------
**** The Registrant furnished such exhibits to the Securities and Exchange Commission in connection with the filing of the Registrant's Form 8-K (Date of Event Reported: September 4, 1996) on September 17, 1996.

                                 EXHIBIT (b)(1)

                         PRO-FORMA FINANCIAL INFORMATION

              PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
               GRAHAM-FIELD HEALTH PRODUCTS, INC. AND SUBSIDIARIES
                       AND V.C. MEDICAL DISTRIBUTORS, INC.
                                   (Unaudited)

      On September 4, 1996, Graham-Field Health Products, Inc., through its wholly-owned subsidiary, Graham-Field Express (Puerto Rico), Inc. acquired substantially all of the assets of V.C. Medical Distributors, Inc. ("V.C. Medical").

      The following pro-forma condensed consolidated statements of operations for the nine months ending September 30, 1996 and the year ended December 31, 1995 give effect to the purchase of substantially all of the assets of V.C. Medical. A pro-forma condensed consolidated balance sheet is not presented since the transaction is already reflected in the Consolidated Balance Sheet of Graham-Field Health Products, Inc. as of September 30, 1996 included in the Company's Form 10-Q for the quarter ended September 30, 1996. The pro-forma information is based on the historical financial statements of Graham-Field Health Products, Inc. and V.C. Medical giving effect to the transaction under the purchase method of accounting and assumptions and adjustments in the accompanying notes to the pro-forma financial statements.

      The pro-forma condensed consolidated financial statements have been prepared by Graham-Field Health Products, Inc. management based upon the V.C. Medical audited financial statements for the year ended December 31, 1995 and the interim unaudited financial statements for the eight month period ended August 31, 1996, which is prior to the date of closing of the acquisition. These pro-forma statements may not be indicative of the results that actually would have occurred if the purchase had been made as of January 1, 1995, or of results which may occur in the future. The pro-forma financial statements should be read in conjunction with the audited financial statements and notes of Graham-Field Health Products, Inc. and V.C. Medical for the year ended December 31, 1995 and the unaudited interim financial statements and notes of Graham-Field Health Products, Inc. and V.C. Medical.

            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               GRAHAM-FIELD HEALTH PRODUCTS, INC. AND SUBSIDIARIES

                  For The Nine Months Ended September 30, 1996
                                   (Unaudited)

                                                                      Pro-Forma          Pro-Forma
                             As Reported        V.C. Medical         Adjustments        Consolidated
                             -----------        ------------         -----------        ------------

REVENUES:

Operations                   $ 88,877,000       $ 3,161,000          $   --     -        $92,038,000

Interest and other
income                            483,000            29,000                                  512,000
                             ------------       -----------                              -----------
                               89,360,000         3,190,000                               92,550,000

COSTS AND
EXPENSES:

Cost of revenues               60,241,000         2,385,000                               62,626,000

Selling, general
and administrative             23,082,000           282,000               16,000 (a)      23,380,000

Interest expense                1,886,000            --                   91,000 (b)       1,977,000
                             ------------       -----------          -----------         -----------
                               85,209,000         2,667,000              107,000          87,983,000


INCOME BEFORE
INCOME TAXES                    4,151,000           523,000             (107,000)          4,567,000

INCOME TAXES                    1,861,000           182,000                5,000 (c)       2,048,000
                             ------------       -----------          -----------         -----------

NET INCOME                   $  2,290,000       $   341,000          $  (112,000)        $ 2,519,000
                             ============       ===========          ===========         ===========

PER SHARE DATA:

NET INCOME PER
SHARE                        $        .16                                                $       .17
                             ============                                                ===========

WEIGHTED AVERAGE
NUMBER OF COMMON
AND COMMON
EQUIVALENT SHARES
OUTSTANDING                    14,483,000                                                 14,513,000
                             ============                                                ===========

See notes to unaudited pro-forma condensed consolidated financial statements.

            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               GRAHAM-FIELD HEALTH PRODUCTS, INC. AND SUBSIDIARIES

                      For The Year Ended December 31, 1995
                                   (Unaudited)

                                                                    Pro-Forma            Pro-Forma
                           As Reported       V.C. Medical          Adjustments          Consolidated

REVENUES:

Operations                   $100,113,000       $ 3,508,000           $   --              $103,621,000

Interest and other
income                            290,000            22,000                                    312,000
                             ------------       -----------                               ------------
                              100,403,000         3,530,000                                103,933,000

COSTS AND
EXPENSES:

Cost of revenues               68,883,000         2,682,000                                 71,565,000

Selling, general
and administrative             27,566,000           393,000               25,000 (a)        27,984,000

Interest expense                2,656,000            --                  136,000 (b)         2,792,000
                             ------------       -----------           -----------         ------------
                               99,105,000         3,075,000              161,000           102,341,000

INCOME BEFORE
INCOME TAXES                    1,298,000           455,000             (161,000)            1,592,000

INCOME TAXES                      560,000           171,000              (39,000)(c)           692,000
                             ------------       -----------           ----------          ------------

NET INCOME                   $    738,000       $   284,000           $ (122,000)         $    900,000
                             ============       ===========           ==========          ============

PER SHARE DATA:

NET INCOME PER
SHARE                        $        .06                                                 $        .07
                             ============                                                 ============

WEIGHTED AVERAGE
NUMBER OF COMMON
AND COMMON
EQUIVALENT SHARES
OUTSTANDING                    13,332,000                                                   13,365,000
                             ============                                                  ===========

See notes to unaudited pro-forma condensed consolidated financial statements.

         NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
               GRAHAM-FIELD HEALTH PRODUCTS, INC. AND SUBSIDIARIES
                                   (Unaudited)

            On September 4, 1996, Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), through its wholly-owned subsidiary, Graham-Field Express (Puerto Rico), Inc. ("GFPR"), a Delaware corporation, acquired substantially all of the assets, including, but not limited to, accounts receivable, inventory, customer lists, dealer lists and advertising materials of V.C. Medical Distributors Inc. ("V.C. Medical"), a corporation organized under the laws of the commonwealth of Puerto Rico, pursuant to an Asset Purchase Agreement dated as of September 4, 1996 (the "Asset Purchase Agreement") by and among the Company, GFPR and V.C. Medical. Under the terms of the Asset Purchase Agreement, the obligations of V.C. Medical were guaranteed by the former principal of V.C. Medical, Vicente Guzman, Jr., and his wife. In accordance with the terms and provisions of the Asset Purchase Agreement, GFPR acquired the Assets for a purchase price (the "Purchase Price") consisting of (i) $1,703,829.00 in cash, and (ii) the issuance and delivery of 32,787 shares (the "Shares") of common stock, par value $.025 per share, of the Company valued at $7.625 per share representing the closing market price of the common stock of the Company on the last trading day immediately prior to the Closing Date. In addition, GFPR assumed certain liabilities of V.C. Medical in the approximate amount of $296,721. The Purchase Price is subject to adjustment if the final determination of the closing date net book value (as defined in the Asset Purchase Agreement) of the Assets acquired and liabilities assumed by GFPR is greater than or less than $1,018,406.50. Pursuant to the terms of the Asset Purchase Agreement, in the event the pretax income of the acquired business equals or exceeds $1,000,000 during the twelve (12) months following the closing date, an additional $500,000 in cash will be paid to V.C. Medical. The Shares were delivered to an escrow agent to be held until February 4, 1998, whereupon the Shares will be released to V.C. Medical, subject to any claims for indemnification or purchase price adjustments in favor of GFPR.

            The former principal of V.C. Medical, Vicente Guzman, Jr., entered into a five (5) year employment agreement dated as of September 4, 1996, pursuant to which Mr. Guzman has been appointed the President of GFPR. GFPR will operate under the name "GF Express, Puerto Rico."

            V.C. Medical, a formerly privately-owned company, was a distributor of home healthcare products, generating annual revenues of approximately $5 million.

The following are explanations of the pro-forma adjustments:

For the nine months ended September 30, 1996:

A.    Selling, General and Administrative:
      Increase in amortization of goodwill
      acquired:                                                 $ 16,000
                                                                ========

B.    Interest Expense:  Interest expense based on
      the Company having to borrow the $1,703,829
      cash purchase price of V.C. Medical for the
      period January 1, 1996 to August 31, 1996.
      Interest for the month of September 1996 is
      already included in the condensed
      consolidated financial statements of the
      Company.  Interest rate used was 8.0%, the
      Company's effective borrowing rate during
      the period:                                               $ 91,000
                                                                ========

C.    Income Tax Expense: To provide tax expense
      on the V.C. Medical pro-forma income for the
      period ending January 1, 1996 to August 31,
      1996 at the Company's effective tax rate:                 $  5,000
                                                                ========

Pro-forma Adjustment for the Year Ended December 31, 1995:

A.    Selling, General and Administrative:
      Increase in amortization of goodwill
      acquired:                                                 $ 25,000
                                                                ========

B.    Interest Expense: Interest expense based
      on the Company having to borrow the
      $1,703,829 cash purchase price of V.C.
      Medical for the year ended December 31, 1995.
      Interest rate used was 8.0%, the Company's
      effective borrowing rate during the period:               $136,000
                                                                ========

C.    Income Tax Expense: To provide tax expense
      on the V.C. Medical pro-forma income for the
      year ended December 31, 1995 at the
      Company's effective tax rate:                             $(39,000)
                                                                ========